UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


       Date of Report (Date of earliest event reported):  JANUARY 1, 2007

                       Commission File Number:  000-23575


                            COMMUNITY WEST BANCSHARES
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             (Exact Name of Registrant as Specified in Its Charter)

              CALIFORNIA                                77-0446957
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       (State or other jurisdiction)        (I.R.S. Employer Identification No.)
     of incorporation or organization)

       445 PINE AVENUE, GOLETA, CALIFORNIA                   93117
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     (Address of Principal Executive Offices)              (Zip Code)

                                 (805) 692-5821
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              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Item 5.02(e)

     Effective as of January 1, 2007, the Company entered into an employment agreement (the "Agreement") with Lynda J. Nahra, its President and Chief Executive Officer. The following summary of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached hereto as Exhibit
10.1  and  is  incorporated  herein  by  reference.

     The Agreement carries a 3-year term. For 2007, Ms. Nahra's annual base salary is $225,000. Future increases are at the discretion of the Board of Directors. Ms. Nahra has a deferred compensation account established and maintained at Community West Bank ("CWB") for her benefit. To this account, the Company credited $50,000 on December 31, 2006 and will credit an additional $50,000 on March 31, 2007. In addition, $2,000 per month will also be credited to this account during the term of Ms. Nahra's employment. Monthly interest credits will be earned throughout the term of the Agreement at the then-current CWB six-month certificate of deposit rate. No funds in this account will vest prior to the date Ms. Nahra attains age 65, and normal payments would not commence until such time as Ms. Nahra attains age 66, whether or not she is employed by the Company. In the event of a change of control, Ms. Nahra will vest 50% of the account balance.

     The Agreement specifies that, in the event of termination without cause, she would continue to receive salary and benefits plus deferred compensation for a period of three months. Also, the Agreement contains a change of control (as defined in the Agreement) clause whereby, if she is terminated within one year following such event, she would be entitled to one year base salary.

     The Agreement provides that Ms. Nahra will be granted options covering 5,000 shares of the Company's common stock in each of 2007, 2008 and 2009.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01(d) Exhibits.

     The following Exhibit is filed with this Form 8-K:

10.1 Employment Agreement, dated January 1, 2007, between Community West Bancshares and Lynda J. Nahra.


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 27, 2007                COMMUNITY WEST BANCSHARES

                                        By: /s/Charles G. Baltuskonis
                                            -------------------------
                                            Charles G. Baltuskonis
                                            Executive Vice President and
                                            Chief Financial Officer